UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2009 (April 21, 2009)

PEOPLES BANCORP INC.

(Exact name of registrant as specified in its charter)

Ohio                                                    0-16772                                             31-0987416

(State or other jurisdiction                                 (Commission                                  ( IRS Employer
          of incorporation)                                          File Number)                                Identification No.)

138 Putnam Street, P.O. Box 738, Marietta, Ohio                                                                                                           45750-0738

(Address of principal executive offices)                                                                                                             (Zip Code)

(740) 373-3155

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                Results of Operations and Financial Condition.

Conference Call to Discuss Earnings:
On April 21, 2009, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated teleconference call beginning at approximately 11:00 a.m., Eastern Daylight Savings Time, to discuss results of operations for the quarterly period ended March 31, 2009.  A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year.  A copy of the transcript of the teleconference call is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Annual Meeting of Shareholders:
On April 23, 2009, Peoples held its 2009 Annual Meeting of Shareholders (the “2009 Annual Meeting”).  During the 2009 Annual Meeting, Peoples’ 2008 results of operations and financial performance were reviewed.  A copy of the PowerPoint slide presentation that Peoples used at the 2009 Annual Meeting is included with this Current Report as Exhibit 99.2 and incorporated herein by reference solely for purposes of this Item 2.02 disclosure.  Peoples has posted the PowerPoint slide presentation on its website, www.peoplesbancorp.com, in the “Investor Relations” section.

The information contained in this Item 2.02 disclosure and Exhibits 99.1 and 99.2 included with this Current Report, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as otherwise stated in such filing.

Item 8.01.                                Other Events.

On April 23, 2009, Peoples held its 2009 Annual Meeting.  At the 2009 Annual Meeting, Carl L. Baker, Jr., George W. Broughton, Wilford D. Dimit, and Richard Ferguson were re-elected by the shareholders as directors of Peoples for three-year terms expiring in 2012.

In addition, at the 2009 Annual Meeting, the shareholders ratified the appointment of Ernst & Young LLP as Peoples’ independent registered public accounting firm for the fiscal year ending December 31, 2009; and the shareholders approved, in a non-binding advisory vote, Peoples’ executive compensation as disclosed in Peoples’ proxy statement for the 2009 Annual Meeting.

Certain statements in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 included with this Current Report, which are not historical fact are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “believes,” “plans,” “will,” “would,” “should,” “could” and similar expressions are intended to identify these forward-looking statements but are not the exclusive means of identifying such statements. These forward-looking statements reflect management’s current expectations based on all information available and its knowledge of Peoples’ business and operations.  Additionally, Peoples’ financial condition, results of operations, plans, objectives, future performance and business are subject to risks and uncertainties that may cause actual results to differ materially.  These factors include, but are not limited to:

(1) continued deterioration in the credit quality of Peoples’ loan portfolio could occur due to a number of factors, such as adverse changes in economic conditions that impair the ability of borrowers to repay their loans, the underlying value of the collateral could prove less valuable than otherwise assumed and assumed cash flows may be less favorable than expected, which may adversely impact the provision for loan losses; (2) competitive pressures among financial institutions or from non-financial institutions, which may increase significantly; (3) changes in the interest rate environment which may adversely impact interest margins; (4) changes in prepayment speeds, loan originations and sale volumes, charge-offs and loan loss provisions, which may be less favorable than expected and adversely impact the amount of interest income generated; (5) general economic conditions and weakening in the economy, specifically the real estate market, either national or in the states in which Peoples and its subsidiaries do business, which may be less favorable than expected; (6) political developments, wars or other hostilities which may disrupt or increase volatility in securities markets or other economic conditions; (7) legislative or regulatory changes or actions, which may adversely affect the business of Peoples or its subsidiaries; (8) adverse changes in the conditions and trends in the financial markets, which may adversely affect the fair value of securities within Peoples’ investment portfolio; (9) a delayed or incomplete resolution of regulatory issues that could arise; (10) Peoples’ ability to receive dividends from its subsidiaries; (11) the impact of larger or smaller financial institutions encountering problems, which may adversely affect the banking industry and/or Peoples; (12) changes in accounting standards, policies, estimates or procedures, which may impact Peoples’ reported financial condition or results of operations; (13) Peoples’ ability to maintain required capital levels and adequate sources of funding and liquidity; (14) the impact of reputational risk created by the developments discussed above on such matters as business generation and retention, funding and liquidity; (15) the costs and effects of regulatory and legal developments, including the outcome of regulatory or other governmental inquiries and legal proceedings and results of regulatory examinations; and (16) other risk factors relating to the banking industry or Peoples as detailed from time to time in Peoples’ reports filed with the Securities and Exchange Commission.  All forward-looking statements speak only as of the execution date of this Current Report on Form 8-K and are expressly qualified in their entirety by the cautionary statements. Although management believes the expectations in these forward-looking statements are based on reasonable assumptions within the bounds of management’s knowledge of Peoples’ business and operations, it is possible that actual results may differ materially from these projections. Additionally, Peoples undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events except as may be required by applicable legal requirements.

Item 9.01.                                Financial Statements and Exhibits.

(a) - (c)                      Not applicable

(d)                             Exhibits:

Exhibit No.                               Description

99.1	Transcript of teleconference call conducted by management of Peoples Bancorp Inc. on April 21, 2009

99.2                                           PowerPoint slide presentation used by Peoples Bancorp Inc. at the 2009 Annual  Meeting of Shareholders held on April 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   PEOPLES BANCORP INC.

Date:  April 24, 2009                                                                                                                               By: /s/ EDWARD G. SLOANE
                                                                                                                                                               Edward G. Sloane
                                                                                                                                                               Executive Vice President,
                                                                               Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.                                           Description

99.1	Transcript of teleconference call conducted by management of Peoples Bancorp Inc. on April 21, 2009

99.2	PowerPoint slide presentation used by Peoples Bancorp Inc. at the 2009 Annual Meeting of Shareholders held on April 23, 2009